Exhibit 10.2





                              INTELLESALE.COM, INC.



                            1999 FLEXIBLE STOCK PLAN





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                              INTELLESALE.COM, INC.

                            1999 FLEXIBLE STOCK PLAN

                                TABLE OF CONTENTS


1. NAME AND PURPOSE                                                            1
         1.1. Name.............................................................1
         1.2. Purpose..........................................................1

2. DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION                              1
         2.1. General Definitions..............................................1
                  2.1.1. Affiliate.............................................1
                  2.1.2. Agreement.............................................1
                  2.1.3. Benefit...............................................1
                  2.1.4. Board.................................................1
                  2.1.5. Cash Award............................................1
                  2.1.6. Change of Control.....................................2
                  2.1.7. Code..................................................2
                  2.1.8. Company...............................................2
                  2.1.9. Committee.............................................2
                  2.1.10. Common Stock.........................................2
                  2.1.11. Effective Date.......................................2
                  2.1.12. Employee.............................................2
                  2.1.13. Employer.............................................2
                  2.1.14. Exchange Act.........................................3
                  2.1.15. Fair Market Value....................................3
                  2.1.16. Fiscal Year..........................................3
                  2.1.17. ISO..................................................3
                  2.1.18. NQSO.................................................3
                  2.1.19. Option...............................................3
                  2.1.20. Other Stock Based Award..............................3
                  2.1.21. Parent...............................................3
                  2.1.22. Participant..........................................4
                  2.1.23. Performance Based Compensation.......................4
                  2.1.24. Performance Share....................................4
                  2.1.25. Plan.................................................4
                  2.1.26. Reload Option........................................4
                  2.1.27. Restricted Stock.....................................4
                  2.1.28. Rule 16b-3...........................................4
                  2.1.29. SEC..................................................4
                  2.1.30. Share................................................4
                  2.1.31. SAR..................................................5
                  2.1.32. Subsidiary...........................................5
         2.2. Other Definitions................................................5
         2.3. Conflicts........................................................5

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3. COMMON STOCK                                                                5
         3.1. Number of Shares.................................................5
         3.2. Reusage..........................................................5
         3.3. Adjustments......................................................6

4. ELIGIBILITY                                                                 6
         4.1. Determined By Committee..........................................6

5. ADMINISTRATION                                                              6
         5.1. Committee........................................................6
         5.2. Authority........................................................6
         5.3. Delegation.......................................................7
         5.4. Determination....................................................7

6. AMENDMENT                                                                   7
         6.1. Power of Board...................................................7
         6.2. Limitation.......................................................7

7. TERM AND TERMINATION                                                        8
         7.1. Term.............................................................8
         7.2. Termination......................................................8

8. MODIFICATION OR TERMINATION OF BENEFITS                                     8
         8.1. General..........................................................8
         8.2. Committee's Right................................................8

9. CHANGE OF CONTROL                                                           8
         9.1. Right of Committee...............................................8

10. AGREEMENTS AND CERTAIN BENEFITS                                            9
         10.1. Grant Evidenced by Agreement....................................9
         10.2. Provisions of Agreement.........................................9
         10.3. Transferability.................................................9

11. REPLACEMENT AND TANDEM AWARDS                                              9
         11.1. Replacement.....................................................9
         11.2. Tandem Awards..................................................10

12. PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING                              10
         12.1. Payment........................................................10
         12.2. Dividend Equivalents...........................................10
         12.3. Deferral.......................................................10
         12.4. Withholding....................................................10

13. OPTIONS                                                                   11
         13.1. Types of Options...............................................11
         13.2. Grant of ISOs and Option Price.................................11
         13.3. Other Requirements for ISOs....................................11
         13.4. NQSOs..........................................................11
         13.5. Determination by Committee.....................................11

14. SARS                                                                      11
         14.1. Grant and Payment..............................................11
         14.2. Grant of Tandem Award..........................................11

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         14.3. ISO Tandem Award...............................................12
         14.4. Payment of Award...............................................12

15. ANNUAL LIMITATIONS                                                        12
         15.1. Limitation on Options and SARs.................................12
         15.2. Computations...................................................12

16. RESTRICTED STOCK AND PERFORMANCE SHARES                                   12
         16.1. Restricted Stock...............................................12
         16.2. Cost of Restricted Stock.......................................12
         16.3. Non-Transferability............................................12
         16.4. Performance Shares.............................................13
         16.5. Grant..........................................................13

17. CASH AWARDS                                                               13
         17.1. Grant..........................................................13
         17.2. Rule 16b-3.....................................................13
         17.3. Restrictions...................................................13

18. OTHER STOCK BASED AWARDS AND OTHER BENEFITS                               13
         18.1. Other Stock Based Awards.......................................13
         18.2. Other Benefits.................................................13

19. MISCELLANEOUS PROVISIONS                                                  14
         19.1. Underscored References.........................................14
         19.2. Number and Gender..............................................14
         19.3. Unfunded Status of Plan........................................14
         19.4. Termination of Employment......................................14
         19.5. Designation of Beneficiary.....................................14
         19.6. Governing Law..................................................14
         19.7. Purchase for Investment........................................15
         19.8. No Employment Contract.........................................15
         19.9. No Effect on Other Benefits....................................15






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                              INTELLESALE.COM, INC.

                            1999 FLEXIBLE STOCK PLAN



1.   NAME AND PURPOSE

     1.1   Name.

           The name of this Plan is the "Intellesale.com, Inc. 1999 Flexible Stock Plan."

     1.2   Purpose.

           The Company has established this Plan to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company by granting cash and other awards.


2.   DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

     2.1   General Definitions.

           The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

           2.1.1   Affiliate.

                   A Parent or Subsidiary of the Company.

           2.1.2.  Agreement.

                   The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

           2.1.3.  Benefit.

                   Any benefit granted to a Participant under the Plan.

           2.1.4.  Board.

                   The Board of Directors of the Company.

           2.1.5   Cash Award.

                   A Benefit payable in the form of cash.

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           2.1.6.  Change of Control.

                   The acquisition, without the approval of the Board, by any "person" or "group" (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than the Company or a Related Entity, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of outstanding voting securities of the Company carrying more than 20% of the combined voting power in the election of directors through a tender offer, exchange offer or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company as a result of which persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger or consolidation; or any time during any two-year period in which individuals who constituted the Board at the start of such period (or whose election was approved by at least two-thirds of the then members of the Board who were members at the start of the two-year period) do not constitute at least 50% of the Board for any reason. A Related Entity is the Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such a plan) maintained by the Parent, the Company or a Subsidiary.

           2.1.7.  Code.

                   The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

           2.1.8.  Company.

                   Intellesale.com, Inc.

           2.1.9.  Committee.

                   The Committee described in Section 5.1.

           2.1.10. Common Stock.

                   The Company's common stock which presently has a par value of $.0001 per Share.

           2.1.11. Effective Date.

                   The date that the Plan is approved by the shareholders of the Company which must occur within one year before or after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.

           2.1.12. Employee.

                   Any person employed by the Employer.

           2.1.13. Employer.

                   The Company and all Affiliates.

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           2.1.14. Exchange Act.

                   The Securities Exchange Act of 1934, as amended.

           2.1.15. Fair Market Value.

                   The last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, of the Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. (the "NYSE") or, if the Shares are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date the Shares are not quoted by any such organization, the average of the closing bid and asked prices on such date as furnished by a professional market maker making a market in the Shares selected by the Committee. If the Shares are not publicly held or so listed or publicly traded, the determination of the Fair Market Value per Share shall be made in good faith by the Committee.

           2.1.16. Fiscal Year.

                   The taxable year of the Company which is the calendar year.

           2.1.17. ISO.

                   An Incentive Stock Option as defined in Section 422 of the Code.

           2.1.18. NQSO.

                   A non-qualified stock Option, which is an Option that does not qualify as an ISO.

           2.1.19. Option.

                   An option to purchase Shares granted under the Plan.

           2.1.20. Other Stock Based Award.

                   An award under Section 8 that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

           2.1.21. Parent.

                   Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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           2.1.22. Participant.

                   An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees, members of the Board, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

           2.1.23. Performance Based Compensation.

                   Compensation   which  meets  the   requirements   of  Section
     162(m)(4)(C) of the Code.

           2.1.24. Performance Share.

                   A Share awarded to a Participant under Section 16 of the Plan.

           2.1.25. Plan.

                   The Intellesale.com, Inc. 1999 Flexible Stock Plan and all amendments and supplements to it.

           2.1.26. Reload Option.

                   An  Option  to  purchase  the  number  of  Shares  used  by a
     Participant   to  exercise  an  Option  and  to  satisfy  any   withholding
     requirement incident to the exercise of such Option.

           2.1.27. Restricted Stock.

                   Shares issued under Section 15 of the Plan.

           2.1.28. Rule 16b-3.

                   Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

           2.1.29. SEC.

                   The Securities and Exchange Commission.

           2.1.30. Share.

                   A share of Common Stock.

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           2.1.31. SAR.

                   A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

           2.1.32. Subsidiary.

                   Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.2.  Other Definitions.

           In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

     2.3.  Conflicts.

           In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.


3.   COMMON STOCK

     3.1   Number of Shares.

           The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 2,500,000 Shares, plus an annual increase, effective as of the first day of each calendar year, commencing with 2000, equal to 5% of the number of outstanding Shares as of the first day of such calendar year, but in no event more than 7,500,000 Shares in the aggregate. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit.

     3.2.  Reusage.

           If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Benefit that requires a payment to the Company shall be available for purposes of the Plan.

     3.3.  Adjustments.

           If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger,

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consolidation,  reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.


4.   ELIGIBILITY

     4.1   Determined By Committee.

           The Participants and the Benefits they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services. Unless specifically provided otherwise herein, all determinations of the Committee in connection with the Plan or an Agreement shall be made in its sole discretion.


5.   ADMINISTRATION

     5.1   Committee.

           The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     5.2   Authority.

           Subject  to  the  terms  of  the  Plan,  the  Committee   shall  have
discretionary authority to:

           (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

           (b)  determine  the  terms,   conditions   and   provisions  of,  and
     restrictions relating to, each Benefit granted;

           (c) interpret and construe the Plan and all Agreements;

           (d) prescribe, amend and rescind rules and regulations relating to the Plan;

           (e) determine the content and form of all Agreements;

           (f) determine all questions relating to Benefits under the Plan;

           (g) maintain accounts, records and ledgers relating to Benefits;

           (h) maintain records concerning its decisions and proceedings;

           (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

           (j)  take,  at  any  time,  any  action   permitted  by  Section  9.1
     irrespective of whether any Change of Control has occurred or is imminent;

           (k) determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based
     Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

           (l) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

     5.3   Delegation.

           Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

     5.4   Determination.

           All determinations of the Committee shall be final.



6.   AMENDMENT

     6.1   Power of Board.

           Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

     6.2   Limitation.

           The  Board  may  not  amend  the  Plan,   without   approval  of  the
shareholders of the Company:

           (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

           (b) in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

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           (c) in a manner which would violate applicable law.


7.   TERM AND TERMINATION

     7.1   Term.

           The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the shareholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

     7.2   Termination.

           The Plan may be terminated at any time by the Board.


8.   MODIFICATION OR TERMINATION OF BENEFITS

     8.1   General.

           Subject  to  the   provisions   of  Section  8.2,  the  amendment  or
termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

     8.2   Committee's Right.

           Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.


9.   CHANGE OF CONTROL

     9.1   Right of Committee.

           In order to maintain a Participant's rights in the event of a Change of Control, the Committee, in its sole discretion, may, in any Agreement evidencing a Benefit, or at any time prior to, or simultaneously with or after a Change of Control, provide such protection as it may deem necessary. Without, in any way, limiting the generality of the foregoing sentence or requiring any specific protection, the Committee may, without the approval or consent of the
Participant:


           (a) provide for the acceleration of any time periods relating to the exercise or realization of such Benefit so that such Benefit may be exercised or realized in full on or before a date fixed by the Committee;

           (b) provide for the purchase of such Benefit, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit had such Benefit been currently exercisable or payable;

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           (c) make such  adjustment  to the Benefits  then  outstanding  as the
     Committee deems appropriate to reflect such transaction or change; and/or

           (d) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.


10.  AGREEMENTS AND CERTAIN BENEFITS

     10.1  Grant Evidenced by Agreement.

           The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

     10.2  Provisions of Agreement.

           Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

     10.3  Transferability.

           Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him.


11.  REPLACEMENT AND TANDEM AWARDS

     11.1  Replacement.

           The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

     11.2  Tandem Awards.

           Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

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12.  PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

     12.1  Payment.

           Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

           (a) in cash, including by means of a so-called "cashless exercise" of an Option;

           (b) by the surrender of all or part of a Benefit (including the Benefit being exercised);

           (c) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

           (d) in other property, rights and credits deemed acceptable by the Committee, including the Participant's promissory note;

           (e) by any combination of the payment methods  specified in (a), (b),
     (c) and (d) above.

            Notwithstanding,  the  foregoing,  any method of payment other  than
(a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

     12.2  Dividend Equivalents.

           Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

     12.3  Deferral.

           The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

     12.4  Withholding.

           The Company may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash and/or Shares in the amount necessary to comply with any such withholding requirements.


13.  OPTIONS

     13.1  Types of Options.

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           It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.

     13.2  Grant of ISOs and Option Price.

           Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

     13.3  Other Requirements for ISOs.

           The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

     13.4  NQSOs.

           The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

     13.5  Determination by Committee.

           Except as otherwise provided in Section 13.2 through Section 13.4, the terms of all Options shall be determined by the Committee.


14.  SARS

     14.1  Grant and Payment.

           The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

     14.2  Grant of Tandem Award.

           The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

     14.3  ISO Tandem Award.

           When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

     14.4   Payment of Award.

           SARs shall be paid by the Company to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.


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15.  ANNUAL LIMITATIONS

     15.1  Limitation on Options and SARs.

           The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus
(b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 100,000.

     15.2  Computations.

           For purposes of Section 15.1: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.



16.  RESTRICTED STOCK AND PERFORMANCE SHARES

     16.1  Restricted Stock.

           The Committee may grant Benefits in Shares available under Section 3 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

     16.2  Cost of Restricted Stock.

           Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

     16.3  Non-Transferability.

           Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

     16.4  Performance Shares.

           Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

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

     16.5  Grant.

           The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.



17.  CASH AWARDS

     17.1  Grant.

           The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.

     17.2  Rule 16b-3.

           The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 17) for such Fiscal Year.

     17.3  Restrictions.

           Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.



18.  OTHER STOCK BASED AWARDS AND OTHER BENEFITS

     18.1  Other Stock Based Awards.

           The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

     18.2  Other Benefits.

           The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.


19.  MISCELLANEOUS PROVISIONS

     19.1  Underscored References.

           The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

     19.2  Number and Gender.

           The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

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

     19.3  Unfunded Status of Plan.

           The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

     19.4  Termination of Employment.

           If the employment of a Participant by the Company terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

     19.5  Designation of Beneficiary.

           A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

     19.6  Governing Law.

           This Plan shall be construed and administered in accordance with the laws of the State of Delaware.

     19.7  Purchase for Investment.

           The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     19.8  No Employment Contract.

           Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

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

     19.9  No Effect on Other Benefits.

           The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.













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